      As filed with the Securities and Exchange Commission on June 7, 1996
                                                      Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                           --------------------------

                               SOFTWARE 2000, Inc.
             (Exact name of registrant as specified in its charter)

         Massachusetts                                    04-2734036
         -------------                                    ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

               25 Communications Way, Hyannis, Massachusetts 02601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                        1984 Incentive Stock Option Plan
                             1989 Stock Option Plan
                                 1995 Stock Plan
                  1995 Non-Employee Director Stock Option Plan
                            (Full title of the plans)

                           --------------------------

                               Robert A. Pemberton
                Chairman of the Board and Chief Executive Officer
                               Software 2000, Inc.
                              25 Communications Way
                          Hyannis, Massachusetts 02601
                                 (508) 778-2000
             (Name, address including zip code and telephone number,
                   including area code, of agent for service)

                           --------------------------

                                    Copy to:
                           William B. Asher, Jr., Esq.
                         TESTA, HURWITZ & THIBEAULT, LLP
                                High Street Tower
                                 125 High Street
                                Boston, MA 02110
                                 (617) 248-7000

================================================================================

                                   CALCULATION OF REGISTRATION FEE

=====================================================================================================

                                                     Proposed           Proposed
          Title of                                   Maximum             Maximum
         Securities                Amount            Offering           Aggregate         Amount of
           to be                   to be            Price Per           Offering         Registration
         Registered              Registered           Share               Price               Fee
- -----------------------------------------------------------------------------------------------------

1984 INCENTIVE STOCK          1,312,500 shares       $ 2.85(1)         $ 3,740,625          $ 1,290
OPTION PLAN
Common Stock,
$.01 par value

1989 STOCK OPTION
PLAN
Common Stock,
$.01 par value                2,221,795 shares       $ 5.35(1)         $11,886,603          $ 4,099

1995 STOCK PLAN
Common Stock,
$.01 par value                3,500,000 shares       $16.94(2)         $59,290,000          $20,445

1995 NON-EMPLOYEE
DIRECTOR STOCK
OPTION PLAN
Common Stock,
$.01 par value                  210,000 shares       $16.94(2)         $ 3,557,400          $ 1,227

TOTAL:                        7,244,295 shares                                              $27,061
                                                                                            -------


=====================================================================================================

(1)    Such shares are issuable upon exercise of outstanding options with fixed exercise prices.
       Pursuant to Regulation C, Rule 457(h)(1) under the Securities Act of 1933, as amended, the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised. The offering price per share set forth for such shares is the maximum exercise price per share at which such options are exercisable.

(2)    The price of $16.94 per share which is the average of the high and low prices reported on the
       Nasdaq National Market on June 2, 1996, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) and is used only for those shares without a fixed exercise price.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1.  Plan Information.
         ----------------

         The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2.  Registrant Information and Employee Plan Annual Information.
         -----------------------------------------------------------

         The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

         The following documents filed with the Commission are incorporated by reference in this Registration Statement:

         (a) Registrant's Prospectus filed pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"), in Registration Statement No. 333-3940 on Form S-1, as amended;

         (b) Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1995 filed pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act");

          (c) Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996 filed pursuant to the Exchange Act; and

         (d) Item 1, "Description of Registrant's Securities to be Registered," contained in the Registrant's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Exchange Act, on October 20, 1995, and incorporating by reference the information contained in the Registrant's Registration Statement on Form S-1, Registration No. 33-97866.

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.
         -------------------------

         Not applicable.

Item 5.  Interest of Named Experts and Counsel.
         -------------------------------------

         Not applicable.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

         The Massachusetts General Corporation Law and the Registrant's Second Restated Articles of Organization and Second Amended and Restated By-laws provide for indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal action or proceeding, actions that the indemnified party had no reasonable cause to believe were unlawful. Reference is made to the Registrant's Second Restated Articles of Organization and Second Amended and Restated By-Laws filed as Exhibits 3.2 and 3.4, respectively, to the Registrant's Registration Statement on Form S-1 (File No. 33-97866) and incorporated herein by reference.

         The Underwriting Agreement provides that the Underwriters are obligated, under certain circumstances, to indemnify directors, officers and controlling persons of the Company against certain liabilities, including liabilities under the Securities Act. Reference is made to the form of Underwriting Agreement filed as Exhibit 1.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-3940) and incorporated herein by reference.

Item 7.  Exemption From Registration Claimed.
         -----------------------------------

         Not applicable.

Item 8.  Exhibits
         --------

         Exhibit No.    Description of Exhibit
         -----------    ----------------------

         Exhibit 4.1 Specimen certificate representing the Common Stock of the Registrant (filed as Exhibit 4.1 to Registrant's
                        Registration Statement on Form S-1 (File No. 33-97866) and incorporated herein by reference).

         Exhibit 4.2    Second Restated Articles of Organization of the
                        Registrant (filed as Exhibit 3.2 to Registrant's
                        Registration Statement on Form S-1 (File No. 33-97866) and incorporated herein by reference).

         Exhibit 4.3    Second Amended and Restated By-laws of the Registrant
                        (filed as Exhibit 3.4 to Registrant's Registration
                        Statement on Form S-1 (File No. 33-97866) and incorporated herein by reference).

         Exhibit 4.4    1984 Incentive Stock Option Plan (filed as Exhibit 10.1
                        to Registrant's Registration Statement on Form S-1
                        (File No. 33-97866) and incorporated herein by reference).

         Exhibit 4.5    1989 Stock Option Plan (filed as Exhibit 10.2 to
                        Registrant's Registration Statement on Form S-1 (File
                        No. 33-97866) and incorporated herein by reference).

         Exhibit 4.6    1995 Stock Plan (filed as Exhibit 10.3 to Registrant's
                        Registration Statement on Form S-1 (File No. 33-97866) and incorporated herein by reference).

         Exhibit 4.7    1995 Non-Employee Director Stock Option Plan  (filed as
                        Exhibit 10.5 to Registrant's Registration Statement on
                        Form S-1 (File No. 33-97866) and incorporated herein by reference).

         Exhibit 5.1    Opinion of Testa, Hurwitz & Thibeault, LLP.

         Exhibit 23.1   Consent of Price Waterhouse LLP.

         Exhibit 23.2   Consent of Testa, Hurwitz & Thibeault, LLP (included in
                        Exhibit 5.1).

         Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

Item 9.  Undertakings.
         ------------

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                           provided, however, that paragraphs (a)(1)(i) and
                           (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Software 2000, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hyannis, Commonwealth of Massachusetts, on this 7th day of June, 1996.

                                        SOFTWARE 2000, INC.



                                        By:/s/ Robert A. Pemberton
                                           ---------------------------------
                                           Robert A. Pemberton
                                           Chairman of the Board and
                                           Chief Executive Officer



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Robert
A. Pemberton and Frederick J. Lizza, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



        Signature                        Title                                          Date
        ---------                        -----                                          ----

/s/ Robert A. Pemberton           Chairman of the Board and Chief                   June 7, 1996
- -----------------------           Executive Officer (Principal Executive
Robert A. Pemberton               Officer)

/s/ Frederick J. Lizza            President, Chief Operating Officer and            June 7, 1996
- -----------------------           Director
Frederick J. Lizza

/s/ Daniel J. Kossmann            Chief Financial Officer (Principal                June 7, 1996
- -----------------------           Financial and Accounting Officer)
Daniel J. Kossmann

/s/ R. Stephen Cheheyl            Director                                          June 7, 1996
- -----------------------
R. Stephen Cheheyl

                                  Director
- -----------------------
Manuel Correia

/s/ Roland D. Pampel              Director                                          June 7, 1996
- -----------------------
Roland D. Pampel

                                  Director
- -----------------------
Robert P. Schechter

                                          INDEX TO EXHIBITS

EXHIBIT NO.                                  DESCRIPTION                                               PAGE
- -----------                                  -----------                                               ----

Exhibit 4.1      Specimen certificate representing the Common Stock of the Registrant (filed as
                 Exhibit 4.1 to Registrant's Registration Statement on Form S-1 (File No. 33-97866)
                 and incorporated herein by reference).

Exhibit 4.2      Second Restated Articles of Organization of the Registrant (filed as Exhibit 3.2 to
                 Registrant's Registration Statement on Form S-1 (File No. 33-97866) and
                 incorporated herein by reference).

Exhibit 4.3      Second Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.4 to
                 Registrant's Registration Statement on Form S-1 (File No. 33-97866) and
                 incorporated herein by reference).

Exhibit 4.4      1984 Incentive Stock Option Plan (filed as Exhibit 10.1 to Registrant's
                 Registration Statement on Form S-1 (File No. 33-97866) and incorporated herein by reference).

Exhibit 4.5      1989 Stock Option Plan (filed as Exhibit 10.2 to Registrant's Registration
                 Statement on Form S-1 (File No. 33-97866) and incorporated herein by reference).

Exhibit 4.6      1995 Stock Plan (filed as Exhibit 10.3 to Registrant's Registration Statement on
                 Form S-1 (File No. 33-97866) and incorporated herein by reference).

Exhibit 4.7      1995 Non-Employee Director Stock Option Plan  (filed as Exhibit 10.5 to
                 Registrant's Registration Statement on Form S-1 (File No. 33-97866) and
                 incorporated herein by reference).

Exhibit 5.1      Opinion of Testa, Hurwitz & Thibeault, LLP.

Exhibit 23.1     Consent of Price Waterhouse LLP.

Exhibit 23.2     Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).

Exhibit 24.1     Power of Attorney (included as part of the signature page to this Registration
                 Statement).